SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 19, 1999
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                              ALABAMA POWER COMPANY

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             (Exact name of registrant as specified in its charter)

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         Alabama                    1-3164              63-0004250

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(State or other jurisdiction   (Commission File    (IRS Employer Identification
    of incorporation)              Number)                   No.)

          600 North 18th Street, Birmingham, Alabama                35291
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (205) 257-1000
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                                       N/A

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         (Former name or former address, if changed since last report.)


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Item 5.         Other Events.

                On May 19, 1999, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series J 6.75% Senior Notes due June 30, 2039 (the "Series J Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-67453, 333-67453-01, 333-67453-02 and 333-67453-03) of the Company. Incorporation of
Certain Documents by Reference

                Pursuant to Rule 411of Regulation C under the Securities Act and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company does hereby incorporate by reference the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the three years in the period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-67453, 333-67453-01, 333-67453-02 and 333-67453-03); and (iii) the final prospectus supplement dated May 19, 1999 relating to the Series J Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

                In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for MBIA Insurance Corporation, insurer of the Series J Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  1 Underwriting Agreement, dated May 19, 1999, among the Company and Morgan Stanley & Co. Incorporated, A. G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., for themselves and representatives of the other Underwriters named in Schedule I thereto.

                  4.2 Tenth Supplemental Indenture to Senior Note Indenture dated as of May 26, 1999, providing for the issuance of the Series J Senior Notes.

                  4.7 Form of Series J Senior Note (included in Exhibit 4.2 above).

                  12.1     Computation of ratio of earnings to fixed charges.

                  12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).

                  23.1     Consent of Balch & Bingham LLP.

                  23.2     Consent of PricewaterhouseCoopers LLP.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     May 25, 1999                                  ALABAMA POWER COMPANY

                                                        By  /s/Wayne Boston
                                                               Wayne Boston
                                                            Assistant Secretary